2001 STOCK OPTION PLAN



1.   PURPOSE.  The purpose of the 2001 Stock Option Plan (the "Plan")  is  to strengthen  VITAL  LIVING,  INC.,  a Nevada corporation  ("Corporation"),  by providing  to  employees,  officers, directors, consultants  and  independent contractors of the Corporation or any of its subsidiaries (including dealers,

distributors,  and other business entities or persons providing  services  on behalf  of  the  Corporation or any of its subsidiaries) added incentive  for high  levels  of performance and unusual efforts to increase the earnings  of

the  Corporation.   The  Plan seeks to accomplish this  purpose  by  enabling

specified  persons to purchase shares of the common stock of the Corporation,

$.001  par  value,  thereby  increasing their  proprietary  interest  in  the

Corporation's success and encouraging them to remain in the employ or service of the Corporation.

2.   CERTAIN  DEFINITIONS.   As used in this Plan, the  following  words  and

phrases  shall  have  the  respective meanings set forth  below,  unless  the context clearly indicates a contrary meaning:

2.1  "Board of Directors":  The Board of Directors of the Corporation.

2.2   "Committee":   The  Committee which shall  administer  the  Plan  shall

consist of the entire Board of Directors.

2.3   "Fair Market Value Per Share":  The fair market value per share of  the

Shares  as  determined  by  the Committee in good faith.   The  Committee  is

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authorized to make its determination as to the fair market value per share of the  Shares  on  the  following basis:  (i) if the  Shares  are  traded  only otherwise  than on a securities exchange and are not quoted on  the  National

Association of Securities Dealers' Automated Quotation System ("NASDAQ"), but

are  quoted  on the bulletin board or in the "pink sheets" published  by  the

National  Daily Quotation Bureau, the greater of (a) the average of the  mean between  the average daily bid and average daily asked prices of  the  Shares during  the thirty (30) day period preceding the date of grant of an  Option,

as  quoted  on  the bulletin board or in the "pink sheets" published  by  the

National  Daily Quotation Bureau, or (b) the mean between the  average  daily bid  and  average daily asked prices of the Shares on the date of  grant,  as published on the bulletin board or in such "pink sheets;" (ii) if the  Shares are  traded  only otherwise than on a securities exchange and are  quoted  on

NASDAQ,  the  greater of (a) the average of the mean between the closing  bid and  closing  asked prices of the Shares during the thirty  (30)  day  period preceding  the  date of grant of an Option, as reported by  the  Wall  Street

Journal and (b) the mean between the closing bid and closing asked prices  of the  Shares on the date of grant of an Option, as reported by the Wall Street

Journal;  (iii)  if  the  Shares are admitted  to  trading  on  a  securities exchange, the greater of (a) the average of the daily closing prices  of  the

Shares  during the ten (10) trading days preceding the date of  grant  of  an

Option, as quoted in the Wall Street Journal, or (b) the daily closing  price of the Shares on the date of grant of an Option, as quoted in the Wall Street

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Journal; or (iv) if the Shares are traded only otherwise than as described in

(i), (ii) or (iii) above, or if the Shares are not publicly traded, the value determined by the Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.

2.4  "Option":  A stock option granted under the Plan.

2.5   "Incentive Stock Option":  An Option intended to qualify for  treatment as an incentive stock option under Code Sections 421 and 422A, and designated as an Incentive Stock Option.

2.6   "Nonqualified Option":  An Option not qualifying as an Incentive  Stock

Option.

2.7  "Optionee":  The holder of an Option.

2.8  "Option Agreement":  The document setting forth the terms and conditions of each Option.

2.9    "Shares":   The  shares  of  common  stock  $.001  par  value  of  the

Corporation.         2.10  "Code":  The Internal Revenue  Code  of  1986,  as

amended.

2.11  "Subsidiary":  Any corporation of which fifty percent (50%) or more  of total  combined  voting power of all classes of stock of such corporation  is owned by the Corporation or another Subsidiary (as so defined).

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3.  ADMINISTRATION OF PLAN.

3.1   In  General.   This Plan shall be administered by the  Committee.   Any

action  of the Committee with respect to administration of the Plan shall  be taken  pursuant to (i) a majority vote at a meeting of the Committee  (to  be documented by minutes), or (ii) the unanimous written consent of its members.

3.2   Authority.   Subject  to  the express  provisions  of  this  Plan,  the

Committee shall have the authority to:  (i) construe and interpret the  Plan,

decide  all  questions and settle all controversies and  disputes  which  may arise  in  connection  with the Plan and to define the  terms  used  therein;

(ii)  prescribe,  amend  and  rescind  rules  and  regulations  relating   to

administration of the Plan; (iii) determine the purchase price of the  Shares covered  by  each Option and the method of payment of such price, individuals to  whom,  and  the  time or times at which, Options  shall  be  granted  and exercisable and the number of Shares covered by each Option;  (iv)  determine the  terms and provisions of the respective Option Agreements (which need not be  identical); (v) determine the duration and purposes of leaves of  absence which  may  be granted to participants without constituting a termination  of their  employment  for  purposes  of  the  Plan;  and  (vi)  make  all  other determinations  necessary  or advisable to the administration  of  the  Plan.

Determinations  of  the Committee on matters referred to in  this  Section  3

shall  be  conclusive and binding on all parties howsoever  concerned.   With

respect  to Incentive Stock Options, the Committee shall administer the  Plan


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in  compliance  with  the provisions of Code Section 422A  as  the  same  may hereafter be amended from time to time.  No member of the Committee shall  be liable for any action or determination made in good faith with respect to the

Plan or any Option.

4.  ELIGIBILITY AND PARTICIPATION.

4.1   In  General.   Only  officers, employees and  directors  who  are  also

employees  of the Corporation or any Subsidiary shall be eligible to  receive

grants  of  Incentive  Stock  Options.   Officers,  employees  and  directors

(whether  or  not  they  are  also  employees)  of  the  Corporation  or  any

Subsidiary, as well as consultants, independent contractors or other  service providers  of the Corporation or any Subsidiary shall be eligible to  receive grants  of Nonqualified Options.  Within the foregoing limits, the Committee,

from time to time, shall determine and designate persons to whom Options  may

be   granted.  All such designations shall be made in the absolute discretion of  the Committee and shall not require the approval of the stockholders.  In determining (i) the number of Shares to be covered by each Option,  (ii)  the purchase  price  for  such Shares and the method of  payment  of  such  price

(subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of  the respective  Option Agreements, and (v) the times at which such Options  shall be  granted, the Committee shall take into account such factors as  it  shall deem relevant in connection with accomplishing the purpose of the Plan as set forth  in  Section 1.  An individual who has been granted an  Option  may  be

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granted  an additional Option or Options if the Committee shall so determine.

No  Option shall be granted under the Plan after August 1, 2011, but  Options granted before such date may be exercisable after such date.

4.2   Certain  Limitations.   In no event shall Incentive  Stock  Options  be

granted  to an Optionee such that the sum of (i) aggregate fair market  value

(determined  at  the  time the Incentive Stock Options are  granted)  of  the

Shares  subject  to all Options granted under the Plan which are  exercisable for  the  first  time during the same calendar year, plus (ii) the  aggregate fair  market  value (determined at the time the options are granted)  of  all stock  subject to all other incentive stock options granted to such  Optionee by the Corporation, its parent and Subsidiaries which are exercisable for the first  time  during such calendar year, exceeds One Hundred Thousand  Dollars

($100,000).  For purposes of the immediately preceding sentence, fair  market value  shall  be determined as of the date of grant based on the Fair  Market

Value Per Share as determined pursuant to Section 2.3.

5.  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN

CAPITALIZATION.

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5.1   Shares.   Subject to adjustment as provided in Section 5.2  below,  the total number of Shares to be subject to Options granted pursuant to this Plan shall  not  exceed  Two  Million  Five Hundred Thousand  (2,500,000)  Shares.

Shares  subject to the Plan may be either authorized but unissued  shares  or shares  that were once issued and subsequently reacquired by the Corporation;

the  Committee shall be empowered to take any appropriate action required  to make Shares available for Options granted under this Plan.  If any Option  is surrendered  before exercise or lapses without exercise in full  or  for  any other  reason  ceases to be exercisable, the Shares reserved therefore  shall continue to be available under the Plan.

5.2  Adjustments.  As used herein, the term "Adjustment Event" means an event pursuant  to  which the outstanding Shares of the Corporation are  increased,

decreased  or changed into, or exchanged for a different number  or  kind  of shares  or  securities, without receipt of consideration by the  Corporation,

through  reorganization,  merger, recapitalization,  reclassification,  stock split, reverse stock split, stock dividend, stock consolidation or otherwise.

Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for  the shares subject to the Options which may thereafter be granted  under this  Plan, (ii) appropriate and proportionate adjustments shall be  made  to the  number and kind of and exercise price for the shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to  the  Option  Agreements  shall be executed by  the  Corporation  and  the

Optionees if the Committee determines that such an amendment is necessary  or


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desirable to reflect such adjustments.  If determined by the Committee to  be appropriate,  in  the  event  of  an  Adjustment  Event  which  involves  the substitution  of securities of a corporation other than the Corporation,  the

Committee  shall  make  arrangements  for  the  assumptions  by  such   other

corporation  of  any Options then or thereafter outstanding under  the  Plan.

Notwithstanding the foregoing, such adjustment in an outstanding Option shall be  made  without  change  in  the total exercise  price  applicable  to  the unexercised portion of the Option, but with an appropriate adjustment to  the number of shares, kind of shares and exercise price for each share subject to

the  Option.   The  determination by the Committee as  to  what  adjustments,

amendments  or arrangements shall be made pursuant to this Section  5.2,  and the  extent  thereof, shall be  final and conclusive.  No  fractional  Shares shall  be  issued  under  the  Plan on account  of  any  such  adjustment  or arrangement.

6.  TERMS AND CONDITIONS OF OPTIONS.

6.1   Intended Treatment as Incentive Stock Options.  Incentive Stock Options

granted pursuant to this Plan are intended to be "incentive stock options" to which  Code Sections 421 and 422A apply, and the Plan shall be construed  and administered  to implement that intent.  If all or any part of  an  Incentive

Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422A of the Code, such Option shall nevertheless be valid and carried into

effect.   All Options granted under this Plan shall be subject to  the  terms

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and  conditions  set  forth  in  this  Section  6  (except  as  provided   in

Section  5.2)  and to such other terms and conditions as the Committee  shall determine  to  be appropriate to accomplish the purpose of the  Plan  as  set forth in Section 1.

6.2  Amount and Payment of Exercise Price.

6.2.1      Exercise Price.  The exercise price per Share for each Share which the  Optionee  is entitled to purchase under a Nonqualified Option  shall  be determined  by  the Committee but shall not be less than eighty-five  percent

(85%)  of  the  Fair Market Value Per Share on the date of the grant  of  the

Nonqualified Option.  The exercise price per Share for each Share  which  the

Optionee  is  entitled to purchase under an Incentive Stock Option  shall  be determined by the Committee but  shall not be less than the Fair Market Value

Per  Share  on the date of the grant of the Incentive Stock Option; provided,

however,  that  the  exercise price shall not be less than  one  hundred  ten percent (110%) of the Fair Market Value Per Share on the date of the grant of the  Incentive Stock Option in the case of an individual then owning  (within the  meaning of Code Section 425(d)) more than ten percent (10%) of the total combined  voting power of all classes of stock of the Corporation or  of  its parent or Subsidiaries.

6.2.2      Payment of Exercise Price.  The consideration to be paid  for  the

Shares  to  be  issued upon exercise of an Option, including  the  method  of

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payment,  shall be determined by the Committee and may consist of  promissory notes,  shares  of  the  common  stock  of  the  Corporation  or  such  other consideration and method of payment for the Shares as may be permitted  under applicable state and federal laws.

6.3  Exercise of Options.

6.3.1      Each Option granted under this Plan shall be exercisable  at  such times and under such conditions as may be determined by the Committee at  the time  of the grant of the Option and as shall be permissible under the  terms of  the  Plan; provided, however, in no event shall an Option be  exercisable after  the expiration of ten (10) years from the date it is granted,  and  in the  case  of an Optionee owning (within the meaning of Code Section 425(d)),

at the time an Incentive Stock Option is granted, more than ten percent (10%)

of the total combined voting power of all classes of stock of the Corporation or  of  its parent or Subsidiaries, such Incentive Stock Option shall not  be exercisable later than five (5) years after the date of grant.

6.3.2      An Optionee may purchase less than the total number of Shares  for which  the  Option  is exercisable, provided that a partial  exercise  of  an

Option  may  not  be  for less than One Hundred (100) Shares  and  shall  not include any fractional shares.

6.4   Nontransferability  of Options.  All Options granted  under  this  Plan shall  be  nontransferable,  either  voluntarily  or  by  operation  of  law,

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otherwise than by will or the laws of descent and distribution, and shall  be exercisable during the Optionee's lifetime only by such Optionee.

6.5   Effect of Termination of Employment or Other Relationship.   Except  as

otherwise  determined  by  the  Committee in connection  with  the  grant  of

Nonqualified  Options, the effect of termination of an Optionee's  employment or  other  relationship  with the Corporation on such  Optionee's  rights  to acquire Shares pursuant to the Plan shall be as follows:

6.5.1      Termination for Other than Disability or Cause.   If  an  Optionee

ceases  to  be  employed  by,  or ceases to have  a  relationship  with,  the

Corporation  for  any  reason  other  than  for  disability  or  cause,  such

Optionee's  Options shall expire not later than three (3) months  thereafter.

During  such three (3) month period and prior to the expiration of the Option by  its terms, the Optionee may exercise any Option granted to him, but  only to the extent such Options were exercisable on the date of termination of his employment  or  relationship and except as so exercised, such  Options  shall expire at the end of such three (3) month period unless such Options by their terms expire before such date.  The decision as to whether a termination  for a  reason other than disability, cause or death has occurred shall be made by the  Committee,  whose  decision shall be final and conclusive,  except  that employment  shall not be considered terminated in the case of sick  leave  or other bona fide leave of absence approved by the Corporation.

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6.5.2     Disability.  If an Optionee ceases to be employed by, or ceases  to have a relationship with, the Corporation by reason of disability (within the meaning  of Code Section 22(e)(3)), such Optionee's Options shall expire  not later  than  one  (1) year thereafter.  During such one (1) year  period  and prior to the expiration of the Option by its terms, the Optionee may exercise any  Option  granted  to  him,  but only to  the  extent  such  Options  were exercisable on the date the Optionee ceased to be employed by, or  ceased  to have  a relationship with, the Corporation by reason of disability and except as  so  exercised, such Options shall expire at the end of such one (1)  year

period  unless  such Options by their terms  expire before  such  date.   The

decision  as  to whether a termination by reason of disability  has  occurred shall be made by the Committee, whose decision shall be final and conclusive.

6.5.3      Termination  for  Cause.   If  an  Optionee's  employment  by,  or

relationship  with, the Corporation is terminated for cause, such  Optionee's

Option shall expire immediately; provided, however, the Committee may, in its sole  discretion,  within  thirty (30) days of such  termination,  waive  the expiration  of  the  Option by giving written notice of such  waiver  to  the

Optionee at such Optionee's last known address.  In the event of such waiver,

the  Optionee may exercise the Option only to such extent, for such time, and upon  such terms and conditions as if such Optionee had ceased to be employed by,  or ceased to have a relationship with, the Corporation upon the date  of

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such  termination  for  a  reason other than  disability,  cause,  or  death.

Termination  for  cause shall include termination for  malfeasance  or  gross misfeasance in the performance of duties or conviction of illegal activity in connection  therewith  or any conduct detrimental to  the  interests  of  the

Corporation.   The determination of the Committee with respect to  whether  a termination for cause has occurred shall be final and conclusive.

6.6   Withholding of Taxes.  As a condition to the exercise, in whole  or  in part,  of  any  Options  the Board of Directors may in  its  sole  discretion require the Optionee to pay, in addition to the purchase price of the  Shares covered  by  the Option an amount equal to any Federal, state or local  taxes that  may be required to be withheld in connection with the exercise of  such

Option.

6.7  No Rights to Continued Employment or Relationship.

Nothing contained in this Plan or in any Option Agreement shall obligate  the

Corporation to employ or have another relationship with any Optionee for  any period  or  interfere in any way with the right of the Corporation to  reduce

such   Optionee's  compensation  or  to  terminate  the  employment   of   or

relationship with any Optionee at any time.

6.8   Time  of  Granting Options.  The time an Option is  granted,  sometimes referred  to  herein as the date of grant, shall be the day  the  Corporation executes  the  Option  Agreement;  provided,  however,  that  if  appropriate resolutions of the Committee indicate that an Option is to be granted  as  of and  on  some prior or future date, the time such Option is granted shall  be such prior or future date.


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6.9   Privileges  of Stock Ownership.  No Optionee shall be entitled  to  the privileges  of  stock  ownership as to any Shares  not  actually  issued  and delivered  to such Optionee.  No Shares shall be purchased upon the  exercise of  any Option unless and until, in the opinion of the Corporation's counsel,

any  then  applicable requirements of any laws or governmental or  regulatory agencies having jurisdiction and of any exchanges upon which the stock of the

Corporation may be listed shall have been fully complied with.

6.10 Securities Laws Compliance.  The Corporation will diligently endeavor to comply  with  all applicable securities laws before any Options  are  granted under the Plan and before any Shares are issued pursuant to Options.  Without limiting  the  generality of the foregoing, the Corporation may require  from the  Optionee such investment representation or such agreement,  if  any,  as counsel  for the Corporation may consider necessary or advisable in order  to comply  with  the Securities Act of 1933 as then in effect, and  may  require

that  the   Optionee agree that any sale of the Shares will be made  only  in

such  manner  as  is  permitted  by  the Committee.   The  Committee  in  its

discretion may cause the Shares underlying the Options to be registered under the  Securities  Act  of  1933, as amended, by  the  filing  of  a  Form  S-8

Registration  Statement  covering  the Options  and  Shares  underlying  such

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.


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6.11  Option Agreement.  Each Incentive Stock Option and Nonqualified  Option

granted  under this Plan shall be evidenced by the appropriate written  Stock

Option  Agreement  ("Option Agreement") executed by the Corporation  and  the

Optionee  in a form substantially the same as the appropriate form of  Option

Agreement attached as Exhibit I or II hereto (and made a part hereof by  this

reference)   and  shall  contain  each  of  the  provisions  and   agreements

specifically required to be contained therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee  and are not inconsistent with the purpose of the Plan as set forth in Section 1.

7.  PLAN AMENDMENT AND TERMINATION.

7.1   Authority  of  Committee.  The Committee may at  any  time  discontinue granting Options under the Plan or otherwise suspend, amend or terminate  the

Plan and may, with the consent of an Optionee, make such modification of  the terms  and  conditions of such Optionee's Option as it shall deem  advisable;

provided  that, except as permitted under the provisions of Section 5.2,  the

Committee  shall  have no authority to make any amendment or modification  to this Plan or any outstanding Option thereunder which would:  (i) increase the maximum  number of shares which may be purchased pursuant to Options  granted under the Plan, either in the aggregate or by an Optionee (except pursuant to

Section  5.2);  (ii)  change the designation of the class  of  the  employees

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eligible  to  receive Incentive Stock Options; (iii) extend the term  of  the

Plan  or  the  maximum  Option period thereunder; (iv) decrease  the  minimum

Incentive  Stock  Option price or permit reductions of  the  price  at  which shares  may be purchased for Incentive Stock Options granted under the  Plan;

or  (v)  cause Incentive Stock Options issued under the Plan to fail to  meet

the  requirements  of incentive stock options under Code  Section  422A.   An

amendment  or modification made pursuant to the provisions of this Section  7 shall  be  deemed  adopted  as of the date of the  action  of  the  Committee effecting  such amendment or modification and shall be effective immediately,

unless  otherwise  provided therein, subject to approval thereof  (1)  within twelve (12) months before or after the effective date by stockholders of  the

Corporation holding not less than a majority vote of the voting power of  the

Corporation voting in person or by proxy at a duly held stockholders  meeting when  required to maintain or satisfy the requirements of Code  Section  422A

with  respect  to  Incentive   Stock Options,  and  (2)  by  any  appropriate

governmental agency.  No Option may be granted during any suspension or after termination of the Plan.

7.2   Ten  (10)  Year  Maximum  Term.  Unless previously  terminated  by  the

Committee, this Plan shall terminate on August 1, 2011, and no Options  shall be granted under the Plan thereafter.

7.3  Effect on Outstanding Options.  Amendment, suspension or termination  of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

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8.   EFFECTIVE  DATE OF PLAN.  This Plan shall be effective as of  August  1,

2001, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued  and outstanding Shares of common stock of the Corporation represented and  voting at a duly held meeting at which a quorum is present within twelve (12) months

thereafter.   The Committee shall be authorized and empowered to make  grants of  Options pursuant to this Plan prior to such approval of this Plan by  the stockholders;  provided, however, in such event the Option  grants  shall  be made subject to the approval of both this Plan and such Option grants by  the stockholders in accordance with the provisions of this Section 8.

9.  MISCELLANEOUS PROVISIONS.

9.1   Exculpation and Indemnification.  The Corporation shall  indemnify  and hold  harmless the Committee from and against any and all liabilities,  costs and expenses incurred by such persons as a result of any act, or omission  to

act,   in   connection  with  the  performance  of  such   persons'   duties,

responsibilities and obligations under the Plan, other than such liabilities,

costs  and  expenses  as  may result from the gross  negligence,  bad  faith,

willful conduct and/or criminal acts of such persons.

9.2   Governing Law.  The Plan shall be governed and construed in  accordance with the laws of the State of Delaware and the Code.

9.3   Compliance  with Applicable Laws.  The inability of the Corporation  to obtain  from any regulatory body having jurisdiction authority deemed by  the

Corporation's counsel to be necessary to the lawful issuance and sale of  any

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Shares  upon the exercise of an Option shall relieve the Corporation  of  any liability in respect of the non-issuance or sale of such Shares as  to  which such requisite authority shall not have been obtained.



As approved by the Board of Directors of Vital Living, Inc. on August 1, 2001


By____________________________
MARTIN GERST, SECRETARY

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EXHIBIT I

                           [FORM OF]

                INCENTIVE STOCK OPTION AGREEMENT



THIS  INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered  into  as  of

,   2001,   by   and  between  VITAL  LIVING,  INC.,  a  Nevada   corporation

("Corporation"), and                   ("Optionee").



                        R E C I T A L S



A.    On  __________________, the Board of Directors and Shareholders of  the

Corporation adopted the Stock Option Plan (the "Plan").

B.   Pursuant to the Plan, on ________________, the Board of Directors of the

Corporation acting as the Plan Committee ("Committee") authorized granting to

Optionee options to purchase shares of the common stock, $.001 par value,  of the  Corporation  ("Shares")  for the term  and  subject  to  the  terms  and conditions hereinafter set forth.

                       A G R E E M E N T

It is hereby agreed as follows:

1.    CERTAIN  DEFINITIONS.  Unless otherwise defined herein, or the  context otherwise  clearly requires, terms with initial capital letters  used  herein shall have the meanings assigned to such terms in the Plan.

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2.    GRANT  OF OPTIONS.  The Corporation hereby grants to Optionee,  options

("Options") to purchase all or any part of        Shares, upon and subject to

the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

3.    OPTION PERIOD.  The Options shall be exercisable at any time during the period  commencing  on  the following dates (subject  to  the  provisions  of

Section  18)  and  expiring on the date ______ (__) years from  the  date  of grant, unless earlier terminated pursuant to Section 7:



         [terms of option vesting to be set forth here]



4.    METHOD  OF EXERCISE.  The Options shall be exercisable by  Optionee  by giving  written notice to the Corporation of the election to purchase and  of the  number  of  Shares  Optionee  elects to  purchase,  such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required  by  the Committee pursuant to this Agreement, and unless  otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase.  An Optionee may purchase  less  than  the  total number of Shares for  which  the  Option  is exercisable,  provided that a partial exercise of an Option may  not  be  for less  than  One Hundred (100) Shares.  If Optionee shall not purchase all  of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each  Share

which   Optionee  is  entitled  to  purchase  under  the  Options  shall   be

per Share.

6.   PAYMENT OF PURCHASE PRICE.  At the time of Optionee's notice of exercise of  the  Options,  Optionee shall tender in cash  or  by  certified  or  bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased.  Provided, however, the Board of Directors may, in  its sole  discretion, permit payment by the Corporation of the purchase price  in whole  or  in  part  with Shares.  If the Optionee is so permitted,  and  the

Optionee  elects to make payment with Shares, the Optionee shall  deliver  to the Corporation certificates representing the number of Shares in payment for new  Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by  the  Board of Directors.  The value of Shares so tendered shall be  their

Fair Market Value Per Share on the date of the Optionee's notice of exercise.

7.    EFFECT  OF  TERMINATION OF EMPLOYMENT.  If an Optionee's employment  or other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

7.1   Termination for Other than Disability or Cause.  If an Optionee  ceases to  be employed by, or ceases to have a relationship with, the Corporation or a  Subsidiary  for  any  reason  other than for  disability  or  cause,  such

Optionee's  Options shall expire not later than three (3) months  thereafter.

During  such three (3) month period and prior to the expiration of the Option by  its terms, the Optionee may exercise any Option granted to him, but  only to the extent such Options were exercisable on the date of termination of his employment  or  relationship and except as so exercised, such  Options  shall expire at the end of such three (3) month period unless such Options by their terms expire before such date.  The decision as to whether a termination  for a  reason other than disability, cause or death has occurred shall be made by the  Committee,  whose  decision shall be final and conclusive,  except  that employment  shall not be considered terminated in the case of sick  leave  or other bona fide leave of absence approved by the Corporation.

7.2   Disability.  If an Optionee ceases to be employed by, or ceases to have a  relationship with, the Corporation or a Subsidiary by reason of disability

(within the meaning of Code Section 22(e)(3)), such Optionee's Options  shall expire  not  later than one (1) year thereafter.  During such  one  (1)  year period  and prior to the expiration of the Option by its terms, the  Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to  have  a  relationship with, the Corporation or Subsidiary  by  reason  of disability.  The decision as to whether a termination by reason of disability has  occurred shall be made by the Committee, whose decision shall  be  final and conclusive.

7.3   Termination for Cause.  If an Optionee's employment by, or relationship with,  the  Corporation  or  a  Subsidiary  is  terminated  for  cause,  such

Optionee's Option shall expire immediately; provided, however, the  Committee may,  in  its  sole discretion, within thirty (30) days of such  termination,

waive the expiration of the Option by giving written notice of such waiver to the  Optionee  at such Optionee's last known address.  In the event  of  such waiver,  the Optionee may exercise the Option only to such extent,  for  such time, and upon such terms and conditions as if such Optionee had ceased to be employed  by,  or  ceased to have a relationship with, the Corporation  or  a

Subsidiary  upon  the  date  of such termination  for  a  reason  other  than disability,  cause or death.  Termination for cause shall include termination for  malfeasance  or  gross  misfeasance in  the  performance  of  duties  or conviction  of  illegal  activity  in connection  therewith  or  any  conduct

detrimental  to  the  interests  of the Corporation  or  a  Subsidiary.   The

determination  of  the Committee with respect to whether  a  termination  for cause has occurred shall be final and conclusive.

8.    NONTRANSFERABILITY OF OPTIONS.  The Options shall not be  transferable,

either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

9.    ADDITIONAL RESTRICTIONS REGARDING DISPOSITIONS OF SHARES.   The  Shares

acquired  pursuant  to  the  exercise of Options  shall  be  subject  to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein,  the  term

"Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for  a different  number  or  kind  of  shares or  securities,  without  receipt  of

consideration   by   the   Corporation,   through   reorganization,   merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the
assumptions  by  such other corporation of the Options.  Notwithstanding  the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements  shall  be  made pursuant to this Section  10,  and  the  extent thereof, shall be final and conclusive.  No fractional Shares shall be issued on account of any such adjustment or arrangement.

11.  NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP.  Nothing contained in this  Agreement  shall  obligate the Corporation to employ  or  have  another relationship  with Optionee for any period or interfere in any way  with  the right  of  the Corporation to reduce Optionee's compensation or to  terminate the employment of or relationship with Optionee at any time.

12.  TIME OF GRANTING OPTIONS.  The time the Options shall be deemed granted,

sometimes   referred   to  herein  as  the  "date   of   grant,"   shall   be

 .

13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to  the privileges  of  stock  ownership as to any Shares  not  actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

14.  SECURITIES LAWS COMPLIANCE.  The Corporation will diligently endeavor to comply  with  all  applicable  securities laws before  any  stock  is  issued

pursuant  to the Options.   Without limiting the generality of the foregoing,

the  Corporation may require from the Optionee such investment representation or  such  agreement,  if  any, as counsel for the  Corporation  may  consider necessary  in  order to comply with the Securities Act of  1933  as  then  in effect,  and may require that the Optionee agree that any sale of the  Shares

will  be  made  only  in such manner as is permitted by the  Committee.   The

Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing a  Form  S-8

Registration  Statement covering the Options and the  Shares  underlying  the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

15.   INTENDED  TREATMENT AS INCENTIVE STOCK OPTIONS.   The  Options  granted

herein are intended to be "incentive stock options" to which Sections 421 and

422A  of  the  Internal Revenue Code of 1986, as amended from  time  to  time

("Code") apply, and shall be construed to implement that intent.  If  all  or any  part of the Options shall not be subject to Sections 421 and 422A of the

Code, the Options shall nevertheless be valid and carried into effect.

16.   PLAN  CONTROLS.  The Options shall be subject to and  governed  by  the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

17.   SHARES  SUBJECT  TO LEGEND.  If deemed necessary by  the  Corporation's counsel,  all certificates issued to represent Shares purchased upon exercise of  the Options shall bear such appropriate legend conditions as counsel  for the Corporation shall require.

18.  CONDITIONS TO OPTIONS.

18.1  Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION TO ISSUE

SHARES  OF  ITS  COMMON  STOCK  UPON EXERCISE OF  THE  OPTIONS  IS  EXPRESSLY

CONDITIONED  UPON  THE COMPLETION BY THE CORPORATION OF ANY  REGISTRATION  OR

OTHER  QUALIFICATION  OF SUCH SHARES UNDER ANY STATE AND/OR  FEDERAL  LAW  OR

RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING  OF

SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS  BY

THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

WITH  THE  REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR  OTHER

QUALIFICATION  OF  SUCH  SHARES  WHICH  THE  COMMITTEE  SHALL,  IN  ITS  SOLE

DISCRETION,  DEEM NECESSARY OR ADVISABLE.  SUCH REQUIRED REPRESENTATIONS  AND

UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE  OR

ANY  PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE  OF

ANY  CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

18.2 SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED HEREBY ARE GRANTED

PRIOR TO APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF THE CORPORATION PURSUANT

TO  SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS MADE HEREBY IS  EXPRESSLY

CONDITIONED UPON AND SUCH OPTIONS SHALL NOT BE EXERCISABLE UNTIL THE APPROVAL

OF  THE  PLAN BY THE SHAREHOLDERS OF THE CORPORATION IN ACCORDANCE  WITH  THE

PROVISIONS OF SECTION 8 OF THE PLAN.

18.3   Maximum  Exercise  Period.   Notwithstanding  any  provision  of  this

Agreement  to the contrary, the Options shall expire no later than ten  years from  the  date hereof or five years if, as of the date hereof, the  Optionee owns  or is considered to own by reason of Code Section 425(d) more than  10%

of the total combined voting power of all classes of stock of the Corporation or any Subsidiary or parent corporation of the Corporation.

19.  MISCELLANEOUS.

19.1  Binding Effect.  This Agreement shall bind and inure to the benefit  of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

19.2 Further Acts.  Each party agrees to perform any further acts and execute and  deliver any documents which may be necessary to carry out the provisions of this Agreement.

19.3  Amendment.  This Agreement may be amended at any time  by  the  written agreement of the Corporation and the Optionee.

19.4  Syntax.   Throughout this Agreement, whenever the context so  requires,

the singular shall include the plural, and the masculine gender shall include the  feminine and neuter genders.  The headings and captions of  the  various

Sections hereof are for convenience only and they shall not limit, expand  or otherwise affect the construction or interpretation of this Agreement.

19.5  Choice of Law.  The parties hereby agree that this Agreement  has  been executed  and  delivered in the State of California and shall  be  construed,

enforced and governed by the laws thereof.  This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared  by  the  parties and the parties hereby expressly  agree  that  any uncertainty  or  ambiguity existing herein shall not be  interpreted  against either of them.

19.6 Severability. In the event that any provision of this Agreement shall be held  invalid or unenforceable, such provision shall be severable  from,  and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

19.7 Notices.  All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and  such notices  or  demands  shall be deemed given and made forty-eight  (48)  hours after  the  deposit  thereof  in  the United States  mail,  postage  prepaid,

addressed to the party to whom such notice or demand is to be given or  made,

and the issuance of the registered receipt therefor.  If served by telegraph,

such  notice  or  demand  shall be deemed given and  made  at  the  time  the telegraph  agency  shall  confirm  to the sender,  delivery  thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:



If to Optionee:




If to Corporation:    Vital Living, Inc.
                      2800 South Rual Road
                      Tempe, AZ 85282



Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

19.8     Entire  Agreement.  This Agreement constitutes the entire  agreement between  the  parties  hereto pertaining to the subject matter  hereof,  this

Agreement   supersedes   all   prior  and  contemporaneous   agreements   and

understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter

hereof   except  as  set  forth  or  referred  to  herein.   No   supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

19.9     Attorneys'  Fees.   In the event that any party  to  this  Agreement

institutes  any  action  or  proceeding,  including,  but  not  limited   to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit  created by or granted under this Agreement, the prevailing party  in each  respective such action or proceeding shall be entitled, in addition  to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,

the  attorneys'  fees  reasonably  incurred  by  such  prevailing  party   in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.

IN  WITNESS WHEREOF, the parties have entered into this Agreement as  of  the date first set forth above.



"CORPORATION"
Vital Living, Inc.

_________________________
a Nevada Corporation



By:



"OPTIONEE"

                                                       EXHIBIT II
                           [FORM OF]

              NON-QUALIFIED STOCK OPTION AGREEMENT


THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into as of

,  by  and  between VITAL LIVING, INC., a Nevada corporation ("Corporation"),

and ____________________ ("Optionee").



                        R E C I T A L S



A.    On  August  1,  2001, the Board of Directors and  Shareholders  of  the

Corporation  adopted  the  VITAL LIVING, INC. 2001  Stock  Option  Plan  (the

"Plan").

B.    Pursuant  to  the  Plan,  on                          ,  the  Board  of

Directors  of  the  Corporation  acting as the Plan  Committee  ("Committee")

authorized  granting  to Optionee options to purchase shares  of  the  common stock,  $.001  par  value, of the Corporation ("Shares")  for  the  term  and subject to the terms and conditions hereinafter set forth.



                       A G R E E M E N T

It is hereby agreed as follows:

1.    CERTAIN  DEFINITIONS.  Unless otherwise defined herein, or the  context otherwise  clearly requires, terms with initial capital letters  used  herein shall have the meanings assigned to such terms in the Plan.

2.    GRANT  OF OPTIONS.  The Corporation hereby grants to Optionee,  options

("Options")  to  purchase  all  or any part of __________  Shares,  upon  and subject  to  the  terms and conditions of the Plan, which is incorporated  in full  herein  by this reference, and upon the other terms and conditions  set forth herein.

3.    OPTION PERIOD.  The Options shall be exercisable at any time during the period  commencing  on  the following dates (subject  to  the  provisions  of

Section 18) and expiring on the date _____ (__) years from the date of grant,

unless earlier terminated pursuant to Section 7:



[Terms of vesting to be set forth here]



4.    METHOD  OF EXERCISE.  The Options shall be exercisable by  Optionee  by giving  written notice to the Corporation of the election to purchase and  of the  number  of  Shares  Optionee  elects to  purchase,  such  notice  to  be accompanied  by  such  other executed instruments  or  documents  as  may  be required  by  the Committee pursuant to this Agreement, and unless  otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase.  An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less  than One Hundred (100) Shares.  If Optionee shall not purchase  all  of the  Shares which he is entitled to purchase under the Options, his right  to purchase the remaining unpurchased Shares shall continue until expiration  of the  Options.  The Options shall be exercisable with respect of whole  Shares only, and fractional Share interests shall be disregarded.

5.    AMOUNT OF PURCHASE PRICE.  The purchase price per Share for each  Share which  Optionee  is  entitled  to purchase  under  the  Options  shall  be  $

per Share.

6.    PAYMENT OF PURCHASE PRICE. At the time of Optionee's notice of exercise of  the  Options,  Optionee shall tender in cash  or  by  certified  or  bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased.  Provided, however, the Board of Directors may, in  its sole  discretion, permit payment by the Corporation of the purchase price  in whole  or  in  part  with Shares.  If the Optionee is so permitted,  and  the

Optionee  elects to make payment with Shares, the Optionee shall  deliver  to the Corporation certificates representing the number of Shares in payment for new  Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their

Fair Market Value Per Share on the date of the Optionee's notice of exercise.

7.     EFFECT  OF  TERMINATION  OF  RELATIONSHIP  OR  DEATH.   If  Optionee's

relationship   with  the  Corporation  as  a  director  terminates   (whether

voluntarily   or   involuntarily  because  he  is  not  re-elected   by   the

shareholders), or if optionee dies, all options which have previously  vested shall expire six (6) months thereafter.  All unvested options shall laps  and

automatically  expire.   During such six (6) month period  (or  such  shorter

period  prior to the expiration of the Option by its own terms), such Options may be exercised by the Optionee, his executor or administrator or the person or  persons to whom the Option is transferred by will or the applicable  laws of  descent and distribution, as the case may be, but only to the extent such

Options  were  exercisable on the date Optionee ceased to have a relationship with the Corporation as a director or died.

8.    NONTRANSFERABILITY OF OPTIONS.  The Options shall not be  transferable,

either voluntarily or by operation of law, otherwise than by will or the laws of  descent  and distribution and shall be exercisable during the  Optionee's lifetime only by Optionee.

9.    ADDITIONAL RESTRICTIONS REGARDING DISPOSITIONS OF SHARES.   The  Shares

acquired  pursuant  to  the  exercise of Options  shall  be  subject  to  the restrictions set forth in Exhibit "A" attached hereto and incorporated herein as if fully set forth.

10.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  As used herein,  the  term

"Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for  a different  number  or  kind  of  shares or  securities,  without  receipt  of

consideration   by   the   Corporation,   through   reorganization,   merger,

recapitalization, reclassification, stock split, reverse stock  split,  stock

dividend,  stock  consolidation or otherwise.   Upon  the  occurrence  of  an

Adjustment Event, (i) appropriate and proportionate adjustments shall be made to  the  number  and kind and exercise price for the shares  subject  to  the

Options,  and (ii) appropriate amendments to this Agreement shall be executed by  the  Corporation and Optionee if the Committee determines  that  such  an

amendment  is  necessary  or  desirable  to  reflect  such  adjustments.   If

determined  by the Committee to be appropriate, in the event of an Adjustment

Event  which  involves the substitution of securities of a corporation  other

than  the  Corporation,  the  Committee  shall  make  arrangements  for   the

assumptions  by  such other corporation of the Options.  Notwithstanding  the foregoing, any such adjustment to the Options shall be made without change in the  total  exercise  price  applicable to the  unexercised  portion  of  the

Options, but with an appropriate adjustment to the number of shares, kind  of

shares  and  exercise  price  for each share subject  to  the  Options.   The

determination  by  the  Committee  as  to  what  adjustments,  amendments  or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

11.  NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP.  Nothing contained in this  Agreement  shall  obligate the Corporation to employ  or  have  another relationship  with Optionee for any period or interfere in any way  with  the right  of  the Corporation to reduce Optionee's compensation or to  terminate the employment of or relationship with Optionee at any time.

12.  TIME OF GRANTING OPTIONS.  The time the Options shall be deemed granted,

sometimes   referred   to  herein  as  the  "date   of   grant,"   shall   be

 .

13.   PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not be entitled  to  the privileges  of  stock  ownership as to any Shares  not  actually  issued  and delivered to Optionee.  No Shares shall be purchased upon the exercise of any

Options  unless and until, in the opinion of the Corporation's  counsel,  any then  applicable  requirements  of any laws, or  governmental  or  regulatory agencies  having jurisdiction, and of any exchanges upon which the  stock  of the Corporation may be listed shall have been fully complied with.

14.  SECURITIES LAWS COMPLIANCE.  The Corporation will diligently endeavor to comply  with  all  applicable  securities laws before  any  stock  is  issued pursuant  to the Options.  Without limiting the generality of the  foregoing,

the  Corporation may require from the Optionee such investment representation or  such  agreement,  if  any, as counsel for the  Corporation  may  consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares

will  be  made  only  in such manner as is permitted by the  Committee.   The

Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing a  Form  S-8

Registration  Statement covering the Options and the  Shares  underlying  the

Options.   Optionee  shall  take  any  action  reasonably  requested  by  the

Corporation  in connection with registration or qualification of  the  Shares under federal or state securities laws.

15.   INTENDED TREATMENT AS NON-QUALIFIED STOCK OPTIONS.  The Options granted herein  are  intended  to be non-qualified stock options  described  in  U.S.

Treasury Regulation ("Treas. Reg.") ?1.83-7 to which Sections 421 and 422A of the  Internal Revenue Code of 1986, as amended from time to time ("Code")  do not  apply, and shall be construed to implement that intent.  If all  or  any part  of  the  Options shall not be described in Treas. Reg.  ?1.83-7  or  be subject  to Sections 421 and 422A of the Code, the Options shall nevertheless be valid and carried into effect.

16.   PLAN  CONTROLS.  The Options shall be subject to and  governed  by  the provisions of the Plan.  All determinations and interpretations of  the  Plan made by the Committee shall be final and conclusive.

17.   SHARES  SUBJECT  TO LEGEND.  If deemed necessary by  the  Corporation's counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

18.  CONDITIONS TO OPTIONS.

18.1  Compliance with Applicable Laws.  THE CORPORATION'S OBLIGATION TO ISSUE

SHARES  OF  ITS  COMMON  STOCK  UPON EXERCISE OF  THE  OPTIONS  IS  EXPRESSLY

CONDITIONED  UPON  THE COMPLETION BY THE CORPORATION OF ANY  REGISTRATION  OR

OTHER  QUALIFICATION  OF SUCH SHARES UNDER ANY STATE AND/OR  FEDERAL  LAW  OR

RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING  OF

SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS  BY

THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY

WITH  THE  REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR  OTHER

QUALIFICATION  OF  SUCH  SHARES  WHICH  THE  COMMITTEE  SHALL,  IN  ITS  SOLE

DISCRETION,  DEEM  NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS  AND

UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE  OR

ANY  PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES

FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE  OF

ANY  CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS

WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

18.2 SHAREHOLDER APPROVAL OF PLAN.  IF THE OPTIONS GRANTED HEREBY ARE GRANTED

PRIOR TO APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF THE CORPORATION PURSUANT

TO  SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS MADE HEREBY IS  EXPRESSLY

CONDITIONED UPON AND SUCH OPTIONS SHALL NOT BE EXERCISABLE UNTIL THE APPROVAL

OF  THE  PLAN BY THE SHAREHOLDERS OF THE CORPORATION IN ACCORDANCE  WITH  THE

PROVISIONS OF SECTION 8 OF THE PLAN.

19.  MISCELLANEOUS.

19.1  Binding Effect.  This Agreement shall bind and inure to the benefit  of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

19.2 Further Acts.  Each party agrees to perform any further acts and execute and  deliver any documents which may be necessary to carry out the provisions of this Agreement.

19.3  Amendment.  This Agreement may be amended at any time  by  the  written agreement of the Corporation and the Optionee.

19.4  Syntax.   Throughout this Agreement, whenever the context so  requires,

the singular shall include the plural, and the masculine gender shall include the  feminine and neuter genders.  The headings and captions of  the  various

Sections hereof are for convenience only and they shall not limit, expand  or otherwise affect the construction or interpretation of this Agreement.

19.5  Choice of Law.  The parties hereby agree that this Agreement  has  been executed  and  delivered in the State of California and shall  be  construed,

enforced and governed by the laws thereof.  This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared  by  the  parties and the parties hereby expressly  agree  that  any uncertainty  or  ambiguity existing herein shall not be  interpreted  against either of them.

19.6 Severability. In the event that any provision of this Agreement shall be held  invalid or unenforceable, such provision shall be severable  from,  and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

19.7 Notices.  All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and  such notices  or  demands  shall be deemed given and made forty-eight  (48)  hours after  the  deposit  thereof  in  the United States  mail,  postage  prepaid,

addressed to the party to whom such notice or demand is to be given or  made,

and the issuance of the registered receipt therefor.  If served by telegraph,

such  notice  or  demand  shall be deemed given and  made  at  the  time  the telegraph  agency  shall  confirm  to the sender,  delivery  thereof  to  the

addressee.   All  notices and demands to Optionee or the Corporation  may  be given to them at the following addresses:

If to Optionee:                    _________________________
                                   _________________________
                                   _________________________


If to Corporation:                 VITAL LIVING, INC.
2800 South Rual Road
Tempe, AZ 85282


Such  parties may designate in writing from time to time such other place  or places that such notices and demands may be given.

19.8  Entire  Agreement.   This Agreement constitutes  the  entire  agreement

between  the  parties  hereto pertaining to the subject matter  hereof,  this

Agreement   supersedes   all   prior  and  contemporaneous   agreements   and

understandings  of the parties, and there are no warranties,  representations or other agreements between the parties in connection with the subject matter

hereof   except  as  set  forth  or  referred  to  herein.   No   supplement,

modification  or  waiver or termination of this Agreement  shall  be  binding unless  executed in writing by the party to be bound thereby.  No  waiver  of any  of  the  provisions of this Agreement shall constitute a waiver  of  any other  provision  hereof  (whether or not  similar)  nor  shall  such  waiver constitute a continuing waiver.

19.9  Attorneys'  Fees.   In  the event that  any  party  to  this  Agreement

institutes  any  action  or  proceeding,  including,  but  not  limited   to,

litigation or arbitration, to preserve, to protect or to enforce any right or benefit  created by or granted under this Agreement, the prevailing party  in each  respective such action or proceeding shall be entitled, in addition  to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which  represents the attorneys' fees reasonably incurred by  the  prevailing party  therein  in  filing or otherwise instituting  and  in  prosecuting  or otherwise pursuing or defending such action or proceeding, and, additionally,

the  attorneys'  fees  reasonably  incurred  by   such  prevailing  party  in

negotiating any and all matters underlying such action or proceeding  and  in preparation for instituting or defending such action or proceeding.

IN  WITNESS WHEREOF, the parties have entered into this Agreement as  of  the date first set forth above.

"CORPORATION"
VITAL LIVING, INC.
 a Nevada corporation



By:



"OPTIONEE"